Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2013 (the “Quarterly Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Lawrence Pemble, Chief Executive Officer, President, Secretary and Treasurer of Gray Fox Petroleum Corp. (the “Company”) , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of the Company.

By:	/s/ Lawrence Pemble
Lawrence Pemble
Chief Executive Officer, President, Secretary and Treasurer
(Principal Executive Officer)
(Principal Financial Officer)
Dated: July 25, 2013